TRANSLATION FROM THE HEBREW

AGREEMENT

Which was made and signed on October 31, 1993

BETWEEN:

ITSCHAK FRIEDMAN, Bearer of Israeli Identity Card No. 574670 741 NE 195th St. N. Miami Beach, Florida
of the first part

AND:

DINU TOIBA, Bearer of Israeli Identity Card No. 5477524 49747 Sarazen Drive Hollywood, Florida
of the second part

AND:
CHAIM FRIEDMAN, Bearer of Israeli Identity Card No. 5661363 6 Pinsker Street, Holon
of the third part

AND:
EYAL GUTERMAN, Bearer of Israeli Identity Card No. 5535018 30 Truman Street, Ramat Gan
of the fourth part

AND:
LAURENCE PRONK Bearer of Dutch Passport No. 896838W Antaresstraat 5, 1829 cp alkmaar of the fifth part

AND:

SIVANIR LTD. whose Registration No. is 51- 139235-9 31 Habarzel Street, Tel-Aviv
of the sixth part

WHEREAS:	The parties are shareholders in L.I.M.S. Laboratory Information & Management Systems Ltd. (hereinafter: “the Company”);

AND WHEREAS:
The parties wish to regulate in this agreement the manner in which they are to vote mutually as shareholders in the general meetings and the right of each party to acquire the company’s securities that are offered for sale by any of the others;

IT HAS ACCORDINGLY BEEN DECLARED, STIPULATED AND AGREED BETWEEN THE PARTIES AS FOLLOWS:

1.	Treatment of the Preamble.

The preamble to this agreement constitutes an integral part hereof and shall be read as one in conjunction with its other sections.

2.	Coordination of Voting in Shareholder’s Meeting.

2.1
The voting at meetings of shareholders of the Company, whether ordinary meetings or extraordinary meetings, whether in relation to ordinary resolutions or in relation to special resolutions that are on the agenda of the meeting, shall take place without prior coordination between the parties other than if one of the parties to the agreement demands the convening of a preliminary meeting of the parties.

2.2.
As a result of a demand for the convening of a preliminary meeting as aforesaid the parties shall hold a preliminary hearing between them at a time that shall be at least 48 hours prior to the date set for the convening of the meeting, at which the way in which they will vote at the General Meeting shall be determined. The parties will vote at the General Meeting in respect of the resolutions as adopted at the preliminary meeting.

2.3	In the preliminary vote each of the parties shall be accorded a number of votes pro rata to their holdings in the Company’s shares at the date of the vote.

2.4
When a preliminary meeting has been convened on the demand of one of the parties to the agreement as specified above in Section 2.2, all the parties to the agreement shall be under an obligation to vote in the General Meeting for a resolution that is supported therein by a majority of at least 65% of the total number of votes vested in whoever are entitled to participate in the preliminary meeting. In the event of the majority in favor of any resolution being less than 65% the parties will not be bound to vote in unison.

“Preliminary Meeting” for purposes of this agreement - means either in the form of a face to face meeting, or a consultation by telephone, or in any other way, and provided that in a case in which no meeting is actually held, a decision as to the manner of voting shall be in the form of a document in writing signed by the holders of at least 65% of the voting ballots.

3.	Absence from a Meeting

In any case in which any of the parties is unable to participate in a shareholders meeting in respect of which a uniform vote has been stipulated as specified above in Section 2.4, such party shall give, to any of the other parties or to another representative, a proxy instructing him to vote pursuant to all his holdings in the Company in accordance with the uniform vote that has been stipulated.

4.	Coordination of Voting in the Election of Directors and their Removal from Office.

When a resolution for election of directors or termination of their office or non-renewal of appointments of directors appears on the agenda of the General Meeting of the Shareholders, all the parties shall vote for the election of Messrs Itschak Friedman, Dinu Toiba, Chaim Friedman, Eyal Guterman and Laurence Pronk and shall oppose the termination of their office or the non-renewal of their appointments or the termination of office or non-renewal of the appointment of any one of them.

5.	Right of First Refusal in a Sale of Shares.

5.1
If any of the parties wishes to sell some or all of his securities in the Company (hereinafter: “the Offered Securities”), the other parties shall have a right of first refusal to acquire the offered securities pro rata to their holdings in the Company’s securities as at the date of the offer (hereinafter: “Right of Acquisition”).

5.2
A party wishing to sell securities as aforesaid (hereinafter: the “Offeror”) shall give notice thereof in writing to the other parties (hereinafter: the “Offerees”). In such notice the price proposed by him and the terms of payment shall be specified.

Each of the Offerees must respond to the offer if he is interested in acquisition of some or all of the securities being offered to him, within two business days in any transaction in which the value of the offered securities, according to the price prescribed in the offer is up to 50,000 Dollars or within four business days in the transaction in which the value of the offered securities is in excess of 50,000 Dollars. A “dollar” for this purpose - is an amount equivalent in value in New Shekels calculated at the representative rate of the NIS against the US Dollar, as it is last published prior to the date of the offer.

5.3
Where an Offeree has not given notice of exercise of the right of acquisition within the aforesaid time, or has given notice of exercise of the right of acquisition as regards some of the securities being offered to him, his share shall be available for the other Offerees pro rate to their holdings of the Company’s shares.

5.4
Where notices of exercise of the right of acquisition have not been given within two or four days from the date on which the written offer to acquire the offered securities was received, as specified above in Section 5.2, or notices have been given of exercise of the right of acquisition as regards some of the offered securities only, to the effect that all the accepting parties have signified agreement to acquire only some of the offered securities, the Offeror will be free to sell the offered securities, either all of them or those in respect of which no exercise notice has been received, as the case may be, to others at such price and on such terms as have been offered as aforesaid, within 14 days of the date on which the Offerees were to have responded to the offer.

If during the aforementioned period the Offeror has not sold the securities to third parties, he will have to revert to and offer them to the other parties to the agreement in the manner outlined above whenever he again wishes to sell them.

5.5
Notwithstanding that stated above in Section 5.1, there shall be no restriction on sale of the securities on the Stock Exchange by any of the parties, in a quantity that shall not exceed in aggregate 1% of the amount of the securities listed for trading on the Stock Exchange, in a Gregorian calendar year.

5.6
The right of first refusal shall not apply to a transfer from a party to his relative, provided that the transferee accepts personal responsibility for the transferor’s obligations in this agreement. “Relative” - means a spouse as well as a brother, parent, grandparent, offspring, or offspring of the spouse, or the spouse of any of the foregoing or a company under the full control of the parties to the agreement.

6.	Variations of the Agreement

This agreement may be completely or partially rescinded by a majority of 65% of the votes of the parties to the agreement.

7.	Third Parties

The provisions of this agreement shall not apply to a third party who acquires shares from a party to the agreement, other than a transferee as stated above in Section 5.6.

8.	Settlement of Disputes

Disputes arising from the provisions of this agreement shall be referred for a decision by a retired judge who shall act as arbitrator between the parties. The arbitrator will not be bound to give reasons for his decisions and will not be subject to the substantive law, legal procedure or the laws of evidence. In the absence of agreement between the parties as to the identity of the arbitrator a decision as to the identity of the arbitrator shall be referred to the Head of the Israel Bar Association.

9.	Addresses

The addresses of the parties are as stated in the preamble to this agreement or any other address that is notified in writing to the parties.

Notifications in accordance with this agreement shall be given in writing. A notification shall be deemed to have been delivered within 96 hours from the date of its dispatch by registered mail or on the first business day after its personal delivery or by facsimile.

AND IN WITNESS WHEREOF THE PARTIES HAVE SIGNED:

/s/ Itschak Friedman	/s/ Dinu Toiba	/s/ Eyal Guterman

/s/ SIVANIR LTD.	/s/ Chaim Friedman	/s/ Laurence Pronk

TRANSLATION FROM THE HEBREW

AN AMENDMENT TO AGREEMENT DATED OCTOBER 31, 1993
Which was made and signed on the ___ day of December 2005

BETWEEN:

ITSCHAK FRIEDMAN, Bearer of Israeli Identity Card No. 574670 3720N. 37th Terrace, Hollywood, Florida, USA

of the first part
AND:

DINU TOIBA, Bearer of Israeli Identity Card No. 5477524 49747 Sarazen Drive Hollywood, Florida, USA

of the second part
AND:

CHAIM FRIEDMAN, Bearer of Israeli Identity Card No. 5661363 of 9 Barazani Street, Tel Aviv

of the third part

WHEREAS:
On October 31, 1993, the agreement that is attached as an Appendix to this agreement (hereinafter: “the Original Agreement”) was signed between the parties and Mr. Eyal Guterman, Mr. Laurence Pronk and Sivanir Ltd. (hereinafter: the “Other Parties”);

AND WHEREAS:	The parties wish to amend the Original Agreement to the effect that it shall cease to apply to the Other Parties;

IT HAS ACCORDINGLY BEEN DECLARED, STIPULATED AND AGREED BETWEEN THE PARTIES AS FOLLOWS:

1.	The preamble to this agreement and the appendix hereto constitute an integral part hereof.

2.	The names of the Other Parties shall be deleted from the preamble to the original agreement.

3.	In Section 4 of the original agreement the words “Eyal Guterman and Laurence Pronk” shall be deleted.

AND IN WITNESS WHEREOF THE PARTIES HAVE SIGNED:

_______________________	______________________	______________________
Itschak Friedman	Dinu Toiba	Chaim Friedman

Each of the undersigned hereby agrees to amend the original agreement to the effect that it shall cease to apply to him:

______________________	______________________	_______________________
Eyal Guterman	Sivanir Ltd.	Laurence Pronk